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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-77785, 333-78291, 333-37790 and 333-52460.

                                            ARTHUR ANDERSEN LLP

Denver, Colorado,
March 1, 2002.